UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 458-2370
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2009, Nelnet, Inc. (the “Company”) issued a press release with respect to its financial results for the quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, a copy of the supplemental financial information for the quarter ended June 30, 2009, which was made available on the Company’s website at www.nelnetinvestors.com on August 10, 2009 in connection with the press release, is furnished as Exhibit 99.2 to this report.
The above information and Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, information on the Company’s website is not incorporated by reference into this report and should not be considered part of this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished as part of this report:

Exhibit
No.	Description

99.1	Press Release dated August 10, 2009 — “Nelnet Reports Second Quarter 2009 Results”

99.2	Supplemental Financial Information for the Quarter Ended June 30, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2009

NELNET, INC.
By:	/s/ TERRY J. HEIMES
	Name:	Terry J. Heimes
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated August 10, 2009 — “Nelnet Reports Second Quarter 2009 Results”

99.2	Supplemental Financial Information for the Quarter Ended June 30, 2009